U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 8, 2005


                      URBAN TELEVISION NETWORK CORPORATION
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             (Exact Name of registrant as specified in its Charter)




        Nevada                       33-58972                    22-2800078
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(State of Incorporation)        Commission File No.            (IRS Employer
                                                             Identification No.)



2707 South Cooper St.  Suite 119   Arlington, TX                    76015
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, (   817   )      303       -      7449
                               -----------  -------------   ---------------




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                     (Registrant's former name and address)

Item 3.02 Unregistered Sales of Equity Securities.


The Company has made the following sales of unregistered securities that in the aggregate Exceed 1% of outstanding shares:

06/30/05 2,500,000 shares of common stock to management personnel in exchange for services at $0.10 per share.

The above sales of unregistered securities were made pursuant to Regulation D Rule 506.




SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Urban Television Network Corporation
Dated: July 8, 2005
                                             /s/ Randy Moseley
                                            ------------------------------------
                                            By: Randy Moseley
                                            Title: Chief Financial Officer